UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-06113
The Caldwell & Orkin Funds, Inc.
(Exact name of registrant as specified in charter)
5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6542
(Address of principal executive offices)     (Zip code)
Michael B. Orkin, 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6542
(Name and address of agent for service)
Registrant’s telephone number, including area code: 678-533-7850
Date of fiscal year end: 4/30
Date of reporting period: 10/31/2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Investment Adviser		Shareholder Accounts
C&O Funds Advisor, Inc. 5185 Peachtree Parkway Suite 370	Market Opportunity Fund	c/o JPMorgan P.O. Box 5354 Cincinnati, Ohio 45201-5354
Norcross, Georgia 30092-6542 (800) 237-7073	Semi-Annual Report to Shareholders	(800) 467-7903

Dear Fellow Shareholder:		December 30, 2008
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) gained 2.57% in the 6-month period ended October 31, 2008. The S&P 500 with Income index (S&P 500) declined -29.27% during the same period. For the 12 months ended October 31, 2008, the Fund was up 0.28%, while the S&P 500 dropped -36.12%. And, since commencement of active management on August 24, 1992 through October 31, 2008, the Fund has generated a 10.50% average annual return, bettering the 7.46% average annual return of the S&P 500.
Importantly, the Fund has achieved these results while maintaining a low market risk profile and with little reliance on the movement of the stock market (see pages 5, 6 and 7). Of course, past performance is no guarantee of future results. Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have correlated very little (1.76%) with the price movements of the S&P 500. An S&P 500 index fund has a 100% correlation to the market. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index. Additionally, given the Fund’s low correlation to its benchmark (the S&P 500), deviations in Fund performance relative to the S&P 500’s performance are to be expected. (Statistical computations by Ned Davis Research, Inc.)
Management Discussion and Analysis
The Market Opportunity Fund opened the semi-annual review period on May 1, 2008 positioned 44.6% long, -38.8% short (5.8% net long), 0.8% in put options, 0.7% in call options and 15.1% in cash & equivalents. Our largest long sector exposure was to companies engaged in diversified operations and electric utilities, and our largest short exposure was to building materials manufacturers and super-regional banks.
As the performance numbers noted above attest, the past six months have been a trying time in the financial markets — a trying time that was long in the making. History will show that the current market and economic turmoil’s roots go back to the 1990s when then Federal Reserve Chairman Alan (“Easy Al”) Greenspan shortened the purging / cleansing cycle of economic downturns by keeping interest rates artificially low for prolonged periods of time, which led to credit bubble inflation. The government took advantage of the low interest rate environment and developed programs to encourage economic growth through expanded home ownership — a worthy goal indeed except for the fact that almost anyone could quality for a home loan. Many borrowers with less-than-prime credit (subprime borrowers) were able to buy a house, often using loans whose interest rate was adjustable. Abundant liquidity, lax lending standards, and asset securitization were all aggressive lenders needed, and a housing bubble resulted. These events intertwined to exponentially increase leverage in the financial markets.
Over the course of the last year or two the markets have stomached a meltdown in the subprime mortgage sector and a meltdown in the housing sector, as marginal borrowers were unable to afford their mortgage payments when rates adjusted upward, and others who bought could not afford what they owned. While the markets tried to stomach these economic ills, they couldn’t digest them, and the crisis broadened into a meltdown of the entire financial and credit sectors of the economy.
During the first quarter of 2008 we witnessed an unparalleled, highly aggressive move by the Fed — a $30 billion loan package for investment bank Bear Stearns, which found itself in a severe liquidity crisis. Ironically, after the Fed’s Bear intervention, many on Wall Street thought that the credit crisis was in its final stages. In fact, on one day in April the chairmen of three top investment brokers said we were in the late innings of the crisis. We didn’t believe it, thinking there was more pain to come.
During May the markets weakened somewhat, led by the financial sector, which helped our short positions. We added more long names in the oil & gas and defense sectors, among others, and turned in a positive performance for the month, up 1.45%. The S&P gained 1.23%. Our financial shorts and put options contributed to performance, as both the long and short portfolios showed positive returns. It was a bottom-up, company-specific stockpicking market environment, as evidenced by the fact that our greatest long exposure by industry and short exposure by industry were to the same industry...clothing and shoe retailers. Some we loved, and some we didn’t. We closed May 85.0% invested and 12.0% net long.
Wall Street began to smell the coffee in June as to the magnitude of the credit crisis, and the markets reacted in kind, with the S&P falling -8.44%. Financial stocks were the hardest hit: the financial component of the S&P 500 fell -18.66%. While the long portfolio was down in June (-5.34%, still outperforming the S&P), the short positions performed handsomely, returning 17.68%. Our put options, while a small percentage of the portfolio, also did very well. During the month the Fund gained 4.84%.
Stock markets generally don’t take a summer vacation, but ours did. For the next two months the S&P shrugged off the subprime, housing and financial crises, and relaxed...seemingly oblivious to the turmoil brewing in the U.S. and global economies. It would be later in the year (November 28, 2008) that we would learn that the Business Cycle Dating Committee of the National Bureau of Economic Research determined that the U.S. entered a recession (a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income, and other indicators) in December, 2007. The expansion phase began in November 2001 (curious...remember the bursting of the internet bubble and the Fed’s response) and lasted 73 months. Thank you Easy Al!
The Market Opportunity Fund opened the third calendar quarter 87.8% invested and 5.2% net long. The long side was positioned defensively, and the short portfolio’s top sectors were mainly retail-oriented. Throughout much of the quarter the markets were relatively calm. The S&P dipped -0.80% in July and rose 1.40% in August, and the Fund fell -2.64% and -3.29% in those months, respectively. We kept a low net exposure to the market, but raised cash due to the risk we perceived. In mid-July the Securities and Exchange Commission announced restrictions on short selling, the beginning of heavy government intervention in the stock market. On August 31, 2008 we were 65.0% invested, 35.0% in cash, and 5.5% net long. Declining housing values, increased lending scrutiny and soaring energy prices don’t make good bedfellows for a lent-up, spent-up consumer (oil peaked at $147.27 per barrel in mid-July). Thus, as these cracks in the economy became more apparent, we shifted the mix in the portfolio, buying consumer staple companies, and shorting consumer discretionary stocks. The consumer was facing the painful task of differentiating between needs and wants.
Then September hit, and we learned who is too big to fail and who is not. On September 18, 2008, news hit that the Financial Services Authority (FSA), the market regulator in London, had issued a rule banning the short selling of financial stocks on the London stock market until January in an effort to battle the current credit crisis. The writing was on the wall and our risk controls immediately kicked in. We hedged our already-reduced short exposure accordingly. Shortly thereafter, the Securities and Exchange Commission issued an emergency mandate banning the short-sale of 799 financial securities, in effect taking away the ability of hedge funds, long/short mutual funds and individual investors to hedge the risks that prudent analysis uncovers. And there were (and are) many risks.
Fannie Mae (FNM) and Freddie Mac (FRE) were taken over by the government. Lehman Brothers Holdings (LEH) filed for bankruptcy. Merrill Lynch & Co. (MER) was acquired by Bank of America (BAC). American International Group, Inc. (AIG) exchanged an $85 billion loan from the government for control of the company. Washington Mutual (WM) was seized by federal regulators, and Wachovia Corp. (WB) was bought out at a low price. It was enough to make your head spin. Clearly, financial stocks were reeling. During September our longs were hit hard, declining -13.59%. But the short positions protected the downside, returning 10.78%. Early in the month we had positioned the Fund net short, but we returned to a market neutral to slightly net long positioning by mid-month. When the dust settled at the end of September the Fund was down -0.42% for the month, and the S&P 500 lost -9.03%.
But that was nothing. The bear continued roaring into October, as new problems surfaced, old problems resurfaced, and gloom turned to doom on Wall Street in the face of continued economic weakness, rising unemployment, and plunging consumer confidence. Washington was digging deep in search of the right medicine to cure the economy’s ills, but there was no one-size-fits-all universal antidote. There was, however, a common denominator — money, and lots of it. The government has been pulling out all stops when it comes to fiscal, monetary and policy stimulus. Federal liquification. As soon as one fire was being doused, another would ignite. Washington was in firefighting mode, and the markets didn’t like it. Volatility soared, spooking investors. The S&P 500 plunged -16.61% during October, its worst monthly showing since the Fund’s August 1992 commencement of active management. The Caldwell & Orkin Market Opportunity Fund gained 2.86% in October.
The Fund closed the review period on October 31, 2008 positioned 49.8% long, -6.5% short (43.3% net long), 1.1% in put options, 0.7% in call options, 3.7% in corporate bonds and 38.2% in cash & equivalents. The Fund’s sector concentrations are broken down on page 9 of this Semi-Annual Report.
Outlook
What if the government’s solutions don’t take? What if after using all the medicine we have at our disposal the patient doesn’t get better? According to ISI Group, Inc.’s Tom Gallagher, the answer is simple. “If it doesn’t work, the current framework would be expanded,” said Gallagher. “If rising unemployment pushes down the ultimate endpoint for house prices and that in turn causes greater than expected financial losses, the government capital injections would have to be expanded further. If interbank lending doesn’t unfreeze, the Fed’s balance sheet expands further.” In other words, if the current prescription doesn’t work they’ll up the dosage, and continue to throw more money at the problem until it does. They will liquify. As Chairman Bernanke said in a recent op-ed he authored for The Wall Street Journal, “We will not stand down until we have achieved our goals of repairing and reforming our financial system, and thereby restoring prosperity to our economy.”
Steps to restore confidence in our institutions and markets will go far toward resolving the current market stress. The bold actions taken by the Congress, the Treasury, the Federal Reserve, the Federal Deposit Insurance Corporation and other agencies, together with the normal recuperative powers of the financial markets, will lay the groundwork for the eventual financial and economic recovery. It won’t happen overnight, however. Even though Washington is pouring liquidity into the economy, not all boats will float. It’s still a stock-picker’s market.
The current secular bear market started January, 2000 according to Ned Davis Research, Inc. During this secular bear market, we have been through two cyclical bull markets. Between January 1, 2000 and October 31, 2008, the total return (not annual return) of the S&P 500 was -23.47%. The NASDAQ Composite Index was down -57.69%. The Market Opportunity Fund was up 59.29% during that period. We manage the Fund for a full market cycle, and we measure the Fund’s performance relative to the market in that context. We manage for how we perceive risk, as well as return.
On behalf of all of us at Caldwell & Orkin, I wish you and your families a happy and healthy New Year. Thank you for your continued support.
Sincerely,
Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation — the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and attempting to replace the borrowed securities in the future at a lower price), options, bonds and cash equivalents — to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions and put options are employed with the intent of making money when those stocks we judge to be overvalued fall. The Fund’s disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover. High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. Higher turnover may also result in higher brokerage costs for the Fund. The Fund’s turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change appropriate.
Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions and put options generally decline in value as the market rises. A disciplined investment process emphasizing both fundamental research and technical analysis is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons).
An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, as well as the expenses associated with investing in the Fund, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.
The performance data quoted represents past performance. Past performance does not predict future performance, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance information current to the most recent month-end, please call (800) 237-7073. Fund holdings, industry and asset allocations are subject to change without notice. The Fund’s performance assumes the reinvestment of income, dividend and capital gain distributions, if any.
Total annual fund operating expenses for the fiscal year ended April 30, 2008 were 2.37%. Additional information about the Fund’s fees and expenses is available in the Fund’s prospectus.
The Caldwell & Orkin Market Opportunity Fund may or may not have a position in any of the companies mentioned in this commentary as of the date of this report.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 — 10/31/2008
Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance
10/15/2008	-1.47%	-9.02%	7.55%
9/29/2008	-0.37	-8.78	8.41
10/9/2008	-2.12	-7.61	5.49
10/27/1997	-1.60	-6.89	5.29
8/31/1998	0.42	-6.79	7.21
10/22/2008	-1.11	-6.09	4.98
4/14/2000	1.81	-5.82	7.63
10/7/2008	-0.23	-5.73	5.50
9/17/2001	1.16	-4.92	6.08
9/15/2008	0.74	-4.70	5.44
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on four of the ten days.
Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance
10/10/2008	-2.71%	-18.14%	15.43%
9/21/2001	1.63	-11.57	13.20
4/14/2000	4.51	-10.52	15.03
10/3/2008	1.83	-9.33	11.16
7/19/2002	0.65	-7.96	8.61
7/12/2002	1.01	-6.81	7.82
10/24/2008	-0.28	-6.72	6.44
3/16/2001	0.05	-6.69	6.74
10/15/1999	2.86	-6.61	9.47
1/28/2000	0.27	-5.61	5.88
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive in eight of those weeks.
Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance
October 2008	3.42%	-16.74%	20.16%
August 1998	3.12	-14.46	17.58
September 2002	2.10	-10.86	12.96
February 2001	4.78	-9.13	13.91
September 2008	-0.42	-8.89	8.47
June 2008	4.84	-8.43	13.27
September 2001	3.29	-8.06	11.35
November 2000	6.92	-7.91	14.83
July 2002	1.23	-7.76	8.99
June 2002	0.53	-7.12	7.65
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive in nine of those months.
Statistical Risk Measurements

	C&O MOF	S&P 500
Correlation Coefficient (R-Squared)	1.76%	100.0%
Beta	-0.06	1.00
Standard Deviation	0.51	1.12
Sharpe Ratio	0.80	0.28
Semi-Variance (downside volatility)	0.13	0.61
Performance During the Last Three Market Downturns of 20% or More

	C&O MOF	S&P 500
October 9, 2007 through October 31, 2008	2.50%	-36.68%
January 4, 2002 through October 9, 2002	7.25%	-32.95%
March 24, 2000 through September 21, 2001	23.95%	-35.65%
Short selling began May 2, 1994. Past performance is no guarantee of future results. Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund
Total Return Performance Summary Through October 31, 2008

		C&O Market	S&P 500
Fiscal		Opportunity	with Income
Year Ended		Fund [1]	Index [2]
1991		1.25%	0.57%
1992		11.96%	14.07%
1993	*	15.09%	9.23%
1993	**	21.09%	9.28%
1994		16.48%	5.30%
1995		-2.28%	17.40%
1996		31.80%	30.18%
1997		23.24%	25.11%
1998		25.77%	41.02%
1999		19.43%	21.80%
2000		-0.02%	10.09%
2001		11.43%	-12.97%
2002		1.88%	-12.65%
2003		1.12%	-13.35%
2004		-3.55%	22.87%
2005		-0.17%	6.34%
2006		-2.74%	15.42%
2007		15.31%	15.27%
2008		17.92%	-4.76%
Six months ended 10/31/2008		2.57%	-29.27%
Twelve months ended 10/31/2008		0.28%	-36.12%
Since 8/24/92	[3]	404.09%	220.90%

Average Annual Returns Through October 31, 2008

One Year		0.28%	-36.12%
Three Years		10.59%	-5.23%
Five Years		6.14%	0.26%
Ten Years		4.62%	0.38%
Since 8/24/92	[3]	10.50%	7.46%
Net Asset Allocation

April 30, 2008	October 31, 2008

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional performance disclosure on page 4.

[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctutate independently from the S&P 500. While the portfolio is hedged, our stategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

[3]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment
August 24, 1992 through October 31, 2008
     Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on page 4.
Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
We believe it is important for you to understand the impact of fees and expenses on your investment in the Caldwell & Orkin Market Opportunity Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, May 1, 2008 through October 31, 2008. The table below illustrates the Fund’s expenses in two ways:
Based on Actual Fund Returns
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Based on a Hypothetical 5% Return for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning Account	Ending Account	Expense	During Period (1)
	Value 5/1/2008	Value 10/31/2008	Ratio	5/1/2008-10/31/2008
Actual Fund Return (2)	$1,000.00	$1,025.70	1.95%	$9.93
Hypothetical 5% Annual Return before expenses (3)	$1,000.00	$1,015.33	1.95%	$9.88

1.	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184, and divided by 366 (to reflect the one-half year period).

2.	Excluding interest expense and dividend expense from short positions, your actual cost of investment in the Fund would be $6.27.

3.	Excluding interest expense and dividend expense from short positions, your hypothetical cost of investment in the Fund would be $5.74.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SECTOR DIVERSIFICATION (unaudited)
The following table presents the Caldwell & Orkin Market Opportunity Fund’s 10/31/2008 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

	Long	Short	Total (a)	Net (b)
Food — Misc Preparation	5.86%		5.86%	5.86%
Finance — REIT	4.10%		4.10%	4.10%
Pollution Control — Services	4.01%		4.01%	4.01%
Banks — Super Regional	3.44%		3.44%	3.44%
Oil & Gas — Transport / Pipeline	2.74%		2.74%	2.74%
Computer — Manufacturers	2.18%		2.18%	2.18%
Retail — Super / Mini Markets	2.11%		2.11%	2.11%
Medical — Drug / Diversified	1.98%		1.98%	1.98%
Retail — Major Discount Chains	1.98%		1.98%	1.98%
Retail — Clothing / Shoe	1.98%	-0.48%	2.46%	1.50%
Leisure — Toys / Games / Hobby	1.48%		1.48%	1.48%
Beverages — Alcoholic	1.24%		1.24%	1.24%
Insurance — Life	1.14%		1.14%	1.14%
Medical — Products	1.13%		1.13%	1.13%
Medical — Outpatient / Home Care	1.11%		1.11%	1.11%
Medical — Hospitals	1.08%		1.08%	1.08%
Emerging Foreign Markets	1.06%		1.06%	1.06%
Retail — Discount & Variety	1.03%		1.03%	1.03%
Finance — Investment Brokers	1.01%		1.01%	1.01%
Cosmetics / Personal Care	1.00%		1.00%	1.00%
Computer Software — Desktop	0.96%		0.96%	0.96%
Finance — Savings & Loan	0.96%		0.96%	0.96%
Beverages — Soft Drinks	0.94%		0.94%	0.94%
Energy — Other	0.81%		0.81%	0.81%
Retail — Restaurants	1.05%	-0.43%	1.48%	0.62%
Retail / Wholesale — Building Products	0.62%		0.62%	0.62%
Commercial Services — Schools	0.52%		0.52%	0.52%
Internet — Content	0.50%		0.50%	0.50%
Diversified Operations	0.46%		0.46%	0.46%
Building — Heavy Construction	0.44%		0.44%	0.44%
Commercial Services — Security / Safety	0.30%		0.30%	0.30%
Finance — Investment Management	0.62%	-0.62%	1.24%	0.00%
Medical — Systems / Equipment		-0.28%	0.28%	-0.28%
Transportation — Truck		-0.31%	0.31%	-0.31%
Commercial Services — Leasing		-0.32%	0.32%	-0.32%
Office — Equipment & Automation		-0.77%	0.77%	-0.77%
Banks — Southeast		-0.81%	0.81%	-0.81%
Apparel — Clothing Manufacturing		-1.13%	1.13%	-1.13%
Commercial Services — Staffing		-1.38%	1.38%	-1.38%

Subtotal Equities (long & short positions)	49.84%	-6.53%	56.37%	43.31%

Call Options	0.70%		0.70%
Put Options	1.10%		1.10%
Corporate Bonds	3.68%		3.68%
Other Assets Less Liabilities	38.15%		38.15%

Total Portfolio Holdings	93.47%	-6.53%	100.00%

(a)	Total exposure is Long exposure plus the absolute value of the Short exposure.

(b)	Net exposure is Long exposure less Short exposure.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS

			Market
October 31, 2008 (Unaudited)		Shares	Value

COMMON STOCKS (LONG POSITIONS)	49.84%

Banks — Super Regional	3.44%
National City Corp		906,000	$2,446,200
PNC Financial Services Group		69,700	4,646,899

			7,093,099

Beverages — Alcoholic	1.24%
Central European Dist Cp *		88,500	2,547,915

Beverages — Soft Drinks	0.94%
Coca Cola Co		44,000	1,938,640

Building — Heavy Construction	0.44%
Quanta Services Inc *		45,400	897,104

Commercial Services — Schools	0.52%
Apollo Group Inc Cl A *		15,500	1,077,405

Commercial Services — Security / Safety	0.30%
Corrections Corp of America *		32,600	622,986

Computer — Manufacturers	2.18%
Apple Inc *		41,800	4,497,262

Computer Software — Desktop	0.96%
Microsoft Corp		88,600	1,978,438

Cosmetics / Personal Care	1.00%
Kimberly-Clark Corp		33,700	2,065,473

Diversified Operations	0.46%
Berkshire Hathaway Cl B *		248	952,320

Emerging Foreign Markets	1.06%
iShares MSCI — Emerging Market Index Fund		86,000	2,192,140

Energy — Other	0.81%
Clean Energy Fuels Corp *		29,400	226,380
Covanta Holding Corp *		66,600	1,435,896

			1,662,276

Finance — Investment Brokers	1.01%
Merrill Lynch & Co Inc		111,700	2,076,503
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2008 (Unaudited)		Shares	Value

Finance — Investment Management	0.62%
Allied Capital Corp		174,900	$1,276,770

Finance — REIT	4.10%
American Capital Agency Corp		106,700	1,984,620
Annaly Capital Management Inc		318,400	4,425,760
Anworth Mortgage Asset		350,000	2,051,000

			8,461,380

Finance — Savings & Loan	0.96%
New York Community Bancorp		126,600	1,982,556

Food — Misc Preparation	5.86%
Campbell Soup Co		59,000	2,239,050
General Mills Inc		32,600	2,208,324
HJ Heinz Company		57,200	2,506,504
Kellogg Company		40,600	2,047,052
Kraft Foods Inc Cl A		105,600	3,077,184

			12,078,114

Insurance — Life	1.14%
Metlife Inc		71,000	2,358,620

Internet — Content	0.50%
Perfect World Cl B ADS *		55,500	1,033,965

Leisure — Toys / Games / Hobby	1.48%
Jakks Pacific Inc *		40,700	910,459
Leapfrog Enterprises A *		318,700	2,151,225

			3,061,684

Medical — Drug / Diversified	1.98%
Abbott Laboratories		38,000	2,095,700
Johnson & Johnson		32,500	1,993,550

			4,089,250

Medical — Hospitals	1.08%
Tenet Healthcare Corp *		510,900	2,237,742

Medical — Outpatient / Home Care	1.11%
Davita Inc *		40,200	2,281,350

Medical — Products	1.13%
St Jude Medical Inc *		61,400	2,335,042
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2008 (Unaudited)		Shares	Value

Oil & Gas — Transport / Pipeline	2.74%
Boardwalk Pipeline Partners		49,200	$1,180,800
Enterprise Products Ptnr		89,600	2,186,240
Kinder Morgan Energy Partners		42,400	2,291,720

			5,658,760

Pollution Control — Services	4.01%
Allied Waste Industries Inc *		411,400	4,286,788
Waste Connections Inc *		56,100	1,898,985
Waste Management Inc		66,900	2,089,287

			8,275,060

Retail — Clothing / Shoe	1.98%
Urban Outfitters Inc *		188,000	4,087,120

Retail — Discount & Variety	1.03%
Dollar Tree Inc *		56,000	2,129,120

Retail — Major Discount Chains	1.98%
Wal-Mart Stores		73,100	4,079,711

Retail — Restaurants	1.05%
McDonalds Corp		37,300	2,160,789

Retail — Super / Mini Markets	2.11%
Kroger Co		158,300	4,346,918

Retail / Wholesale — Building Products	0.62%
Home Depot Inc		53,900	1,271,501

Total Common Stocks (Held Long)	49.84%		$102,807,013

(Cost $102,177,865)

CALL OPTIONS *	0.70%

Computer — Manufacturers	0.17%
Apple Inc, Call 1/17/2009 — 105.00		240	$357,600

Exchange — Traded Fund	0.39%
iShares Russell 2000 Index Trust, Call 12/20/2008 — 55.00		1,590	500,850
S&P 500 Depositary Receipt, Call 12/20/2008 — 93.00		300	295,500

			796,350
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2008 (Unaudited)		Shares	Value

Finance-REIT	0.14%
Annaly Capital Mgmt Inc, Call 1/17/2009 - 14.00		2,150	$258,000
Annaly Capital Mgmt Inc, Call 4/18/2009 - 14.00		244	41,480

			299,480

Total Call Options	0.70%		$1,453,430

(Cost $1,438,145)

PUT OPTIONS *	1.10%

Apparel — Clothing Manufacturing	0.19%
Hanesbrands Inc, Put 1/17/2009 - 30.00		318	$394,320

Finance — Investment Brokers	0.08%
Raymond James Financial, Put 2/21/2009 - 30.00		209	165,110

Medical — Outpatient / Home Care	0.01%
Amedisys Inc, Put 12/20/2008 - 60.00		34	23,120

Retail — Clothing / Shoe	0.38%
Mens Wearhouse Inc, Put 2/21/2009 - 25.00		800	776,000

Telecom — Wireless Equipment	0.44%
Garmin Ltd, Put 1/17/2009 - 50.00		323	907,630

Total Put Options	1.10%		$2,266,180

(Cost $1,036,496)

		Principal	Market
		Amount	Value
CORPORATE BONDS	3.68%

General Electric Capital Corp 4.800% due 5/1/2013		6,759,000	$6,074,219
Tenet Healthcare 9.875% due 7/1/2014		1,843,000	1,506,653

Total Corporate Bonds	3.68%		$7,580,872

(Cost $8,139,495)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2008 (Unaudited)		Shares	Value

Money Market Fund	44.64%
JP Morgan U.S. Treasury Plus
Money Market Fund **			$92,081,379

Total Money Market Fund	44.64%		$92,081,379

Cost ($92,081,379)

Total Investment in Securities	99.96%		$206,188,874
(Cost $204,873,380)

Other Assets Less Liabilities	0.04%		76,551

Total Net Assets	100.00%		$206,265,425

* Non-income producing security

** A portion of the Money Market Fund assets are held as collateral for short sales activity.

COMMON STOCKS (SHORT POSITIONS)	(6.53)%

Apparel — Clothing Manufacturing	(1.13)%
Coach Inc *		(49,800)	$(1,025,880)
Hanesbrands Inc *		(44,800)	(782,656)

Liz Claiborne Inc		(62,700)	(511,005)

			(2,319,541)

Banks — Southeast	(0.81)%
Bancorpsouth Inc		(69,200)	(1,679,484)

Commercial Services — Leasing	(0.32)%
Ryder System Inc		(16,600)	(657,692)

Commercial Services — Staffing	(1.38)%
Manpower Inc		(61,000)	(1,898,930)
Robert Half Intl Inc		(50,000)	(943,500)

			(2,842,430)

Finance — Investment Management	(0.62)%
Allied Capital Corp		(174,900)	(1,276,770)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2008 (Unaudited)		Shares	Value

Medical — Systems / Equipment	(0.28)%
Hill-Rom Holdings Inc		(25,300)	$(575,828)

Office — Equipment & Automation	(0.77)%
Pitney-Bowes Inc		(63,800)	(1,580,964)

Retail — Clothing / Shoe	(0.48)%
Mens Wearhouse Inc		(64,600)	(987,734)

Retail — Restaurants	(0.43)%
CBRL Group Inc		(44,800)	(892,416)

Transportation — Truck	(0.31)%
Old Dominion Freight Lines *		(21,300)	(646,242)

Total Securities Sold Short	(6.53)%		$(13,459,101)

(Proceeds $17,665,707)

*	Non-income producing security
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008 (Unaudited)

ASSETS
Investments, at value (cost $204,873,380)	$206,188,874
Deposits with brokers for securities sold short	39,707,916
Receivables:
Investment securities sold	2,501,773
Interest and dividends	564,474
Capital shares sold	127,970
Other assets	6,254

Total Assets	249,097,261

LIABILITIES
Securities sold short, not yet purchased (proceeds $17,665,707)	13,459,101
Payables
Investment securities purchased	28,623,119
Capital shares redeemed	498,844
Investment advisory fee	145,850
Dividends expense payable	67,663
Accrued expenses and other	37,259

Total Liabilities	42,831,836

Total Net Assets	$206,265,425

NET ASSETS
Undistributed net investment income	$873,102
Accumulated net realized gain on investments	6,451,265
Net unrealized appreciation of investments	5,522,100
Paid-in capital applicable to 9,398,449 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	193,418,958

$206,265,425

NET ASSET VALUE AND OFFERING/REDEMPTION PRICE PER SHARE	$21.95

NET ASSET VALUE PER SHARE NET OF 2% REDEMPTION FEE *	$21.51

*	A redemption fee of 2% is assessed on the sale of shares held less than six months.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the six months ended October 31, 2008 (Unaudited)

INVESTMENT INCOME
Interest	$1,453,858
Dividends	1,049,403
Other	1,638

Total investment income	2,504,899

EXPENSES
Investment advisory fees (Note 2)	924,031
Dividend expense on securities sold short	611,780
Interest expense	303,959
Accounting fees	45,800
Professional fees	90,635
Directors’ fees and expenses	37,181
Insurance expense	9,398
Transfer agent fees	43,662
Custodian fees	12,625
Blue sky servicing fees	23,684
Shareholder report printing	10,447
Administrative fees	2,500
Chief compliance officer expense	22,623
Other	31,340

Total expenses	2,169,665

Net investment income	335,234

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(28,017,686)
Net realized gain on securities sold short	27,177,641
Change in unrealized appreciation on investments	(800,305)
Change in unrealized appreciation / (depreciation) on securities sold short	6,012,263

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	4,371,913

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,707,147

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2008	Year Ended
	(Unaudited)	April 30, 2008
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income	$335,234	$2,425,293
Net realized gain/(loss) from investments	(840,045)	22,768,344
Net change unrealized appreciation (depreciation) on investments	5,211,958	(3,716,651)

Net increase in net assets resulting from operations	4,707,147	21,476,986

Distributions to shareholders
Net investment income	—	(3,663,112)
Net realized gains on investments	—	(2,992,373)

Net distributions to shareholders	—	(6,655,485)

Capital share transactions
Net proceeds from sale of shares	46,163,359	134,751,353
Reinvested distributions	—	6,094,607
Cost of shares redeemed	(73,358,136)	(62,928,753)
Redemption fee proceeds	298,718	378,678

Net increase / (decrease) in net assets resulting from capital share transactions	(26,896,059)	78,295,885

INCREASE / (DECREASE) IN NET ASSETS	(22,188,912)	93,117,386

Net Assets
Beginning of period	228,454,337	135,336,951

End of period (including undistributed net investment income of $873,102 and $537,868, respectively)	$206,265,425	$228,454,337

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
For the six months ended October 31, 2008 (Unaudited)

Increase (decrease) in cash — Cash flows from operating activities:
Net increase in net assets from operations	$4,707,147
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities:
Purchase of investment securities	(486,789,396)
Proceeds from disposition of investment securities	449,274,568
Sale of short term securities — net	35,437,022
Decrease in deposits with brokers for securities sold short	54,754,233
Increase in interest and dividends receivable	(328,589)
Decrease in receivable for securities sold	19,180,413
Increase in other assets	(2,874)
Decrease in securities sold short	(42,000,420)
Increase in payable for securities purchased	5,749,141
Increase in payable for dividend expense	11,045
Decrease in accrued expenses	(605)
Amortization of discount	(9,082)
Unrealized appreciation on long investment	800,305
Unrealized depreciation on short investment	(6,012,263)
Net realized loss from long investments	28,017,686
Net realized gains from short sales	(27,177,641)

Net cash provided in operating activities	35,610,690

Cash flows from financing activities:
Proceeds from shares sold	46,056,965
Payment on shares redeemed	(81,667,655)

Net cash used in financing activities	(35,610,690)

Net change in cash	—

Cash:
Beginning balance	—

Ending balance	$—

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended
	October 31, 2008	Years Ended April 30,
	(Unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.40	$18.68	$16.69	$17.35	$17.38	$18.02

Income (loss) from investment operations
Net investment income (loss)	0.04	0.20	0.53	0.28	0.01	(0.10)
Net realized and unrealized gain (loss) on investments	0.48	3.15	1.99	(0.76)	(0.04)	(0.54)

Total from investment operations	0.52	3.35	2.52	(0.48)	(0.03)	(0.64)

Less distributions
From net investment income	0.00	(0.37)	(0.53)	(0.19)	0.00	0.00
From net realized gain on investments	0.00	(0.30)	0.00	0.00	0.00	0.00

Total distributions	0.00	(0.67)	(0.53)	(0.19)	0.00	0.00

Redemption fee proceeds	0.03	0.04	0.00 *	0.01	0.00 *	0.00 *

Net asset value, end of period	$21.95	$21.40	$18.68	$16.69	$17.35	$17.38

Total Return	2.57%	+ 17.92%	15.31%	-2.74%	-0.17%	-3.55%

Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$206,265	$228,454	$135,337	$153,127	$207,256	$235,949

Ratios to average net assets:

Management fees	0.83%	^ 0.84%	0.87%	0.86%	0.83%	0.81%

Administrative expenses	0.30%	^ 0.24%	0.35%	0.22%	0.21%	0.16%

Expenses before dividends on securities sold short	1.13%	^ 1.08%	1.22%	1.08%	1.04%	0.97%

Interest expense	0.27%	^ 0.18%	0.09%	0.00%	0.00%	0.00%

Expenses from dividends sold short	0.55%	^ 1.02%	0.37%	0.97%	0.75%	0.47%

Total expenses	1.95%	^ 2.28%	1.68%	2.05%	1.79%	1.44%

Net investment income (loss)	0.30%	^ 1.23%	2.64%	1.52%	0.08%	-0.48%

Portfolio turnover	447%	+ 712%	529%	459%	414%	611%

*	Amount is less than $0.01.

^	Annualized

+	Not Annualized
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2008 (Unaudited)

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Securities Valuation
The values of the Fund’s portfolio securities are stated at the closing price on each date the Fund’s net asset value (“NAV”) is determined. If the date of determination is not a trading date, the last bid price is used for a value instead. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.
FAS 157 — Summary of Fair Value Exposure at October 31, 2008
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective May 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2008 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments as of October 31, 2008, based on the inputs used to value them:

Investments in
Valuation Inputs	Securities
Level 1 — Quoted prices	$192,729,773
Level 2 — Other significant observable inputs	—
Level 3 — Significant unobservable inputs	—

Total	$192,729,773
In March of 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact of the Funds’ financial statement disclosures, if any, is currently being assessed.
Share Valuation
The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share. The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.
Securities Transactions And Related Investment Income
Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.
Cash
The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2008 (Unaudited)

Income Taxes
The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.
In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.
Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.
For the year ended April 30, 2008, the Fund made a distribution of $0.37 per share from ordinary income and a distribution of $0.30 per share from capital gains.
Effective April 30, 2008 the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.
FIN 48 requires the Fund to analyze its tax positions for all open tax years for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and the state of Georgia. As of April 30, 2008 open Federal and Georgia tax years include the tax years ended April 30, 2005 through April 30, 2008. The Fund has no examinations in progress.
The Fund has reviewed its tax positions for all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income positions taken or expected to be taken on the tax returns for the fiscal year-end April 30, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2008 (Unaudited)

Reclassification of Capital Accounts
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2008, the Fund increased undistributed net investment income by $707,260, and decreased paid-in capital by $707,260 due to certain permanent book and tax differences.
2. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million
For the six months ended October 31, 2008, the Fund incurred $924,031 in advisory fees.
The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (including management fees and administrative expenses) from exceeding 2.0% of the Fund’s average daily net assets. Ordinary operating expenses exclude portfolio transaction costs (dividend expense, interest expense and brokerage commissions), taxes and extraordinary charges such as litigation costs. No such reimbursement was required for the six months ended October 31, 2008.
The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.
C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc.
3. INVESTMENT PORTFOLIO TRANSACTIONS
Investment Purchases and Sales
For the six months ended October 31, 2008, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $470,361,457 and $429,348,492, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2008 (Unaudited)

Short Sales and Segregated Cash
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.
The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.
All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.
The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.
The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At October 31, 2008, the Fund had 7% of its total net assets in short positions.
For the six months ended October 31, 2008, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $387,558,053 and $345,557,633, respectively.
4. DISTRIBUTIONS TO SHAREHOLDERS
On December 17, 2007, a distribution of $0.67 per share was declared. The dividend was paid on December 18, 2007, to shareholders of record on December 17, 2007. No distributions were paid during the six months ended October 31, 2008.
The tax character of the distribution paid for the year ending April 30, 2008 was as follows:

	2008
Distributions paid from:
Ordinary income	$5,378,886
Capital gains	$1,276,599	*

*	The Fund designates $1,276,599 as a long term capital gain dividend pursuant to Section 852(6)(3) of the Internal Revenue Code for the fiscal year ended April 30, 2008.
Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2008 (Unaudited)

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

Cost of investments (long positions)	$234,528,906
Cost of investments (short positions)	(86,843,768)

Total cost of investments	$147,685,138

Gross tax unrealized appreciation	3,832,435
Gross tax unrealized depreciation	(7,247,024)

Net tax unrealized depreciation	(3,414,589)

Undistributed ordinary income	9,481,738

Accumulated net realized gain	2,072,171

Total distributable earnings	11,553,909

Total accumulated earnings	$8,139,320

Net investment income / (loss), net realized gains / (losses) and unrealized appreciation / depreciation differ for financial statement and tax purposes due to differing treatments of short term capital gains, nondeductible dividend expense and wash sale loss deferrals.
5. CAPITAL SHARE TRANSACTIONS
Capital share transactions were as follows:

	Six months ended	Year ended
	October 31, 2008	April 30, 2008
Shares sold	2,090,412	6,059,784
Shares reinvested	—	267,895
Shares reacquired	(3,366,158)	(2,897,657)

Net increase (decrease) in shares outstanding	(1,275,746)	3,430,022

6. RELATED PARTY TRANSACTIONS
As of October 31, 2008, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.36% and 3.02%, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2008 (Unaudited)

7. SUBSEQUENT EVENT
On December 10, 2008 a Special Meeting (the “Meeting”) of the Fund’s shareholders was held at the office of Caldwell & Orkin, Inc. to approve a proposed amendment to the management agreement between C&O Funds Advisor, Inc. and the Fund (the “Proposal”). One-third (33.33%) of the Fund’s shares outstanding on October 21, 2008 (the “Record Date”) constituted a quorum necessary to transact business at the Meeting. A quorum was established as 59.10% of the outstanding shares of the Fund as of the Record Date had been voted by proxy. Approval of the Proposal required the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined under the Investment Company Act of 1940, as amended, meaning that the Proposal needed approval by the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund were present or represented by proxy and (ii) more than 50% of the Fund’s outstanding voting securities. Based on the final vote count, the Proposal passed with 92.68% of the shares present and 54.77% of the shares outstanding on the Record Date voting “For” approval.
The Proposal replaces section (c) of Article III of the Management Agreement as follows:
     (c) Expense Limitations. The Manager agrees to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DIRECTOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (unaudited)
The Board of Directors of The Caldwell & Orkin Funds, Inc. (the “Board”) is responsible for overseeing management of the Caldwell & Orkin Market Opportunity Fund (the “Fund”). As required by law, on an annual basis the Board determines whether to continue the Fund’s Investment Advisory Agreement (the “Agreement”) with C&O Fund Advisors, Inc. (the “Adviser”), the manager of the Fund.
The Board met in person at the office of Caldwell & Orkin, Inc., Norcross, Georgia on June 18, 2008 to discuss, among other agenda items, renewal of the Agreement between the Fund and the Adviser. Prior to the meeting, the Directors that are not “interested persons” of the Fund (the “Independent Directors”) and their independent legal counsel requested and received (i) a memorandum from the Adviser and Fund counsel regarding the issues and legal standards the Board should consider in evaluating whether to renew the Agreement between the Fund and the Adviser; and (ii) a memorandum from the Adviser to the Board which included, among other things, the Adviser’s Form ADV; information about the Adviser’s personnel, policies and financial circumstances; data regarding the Fund’s performance record and the performance records of a universe of the Fund’s peers; and information about the Fund’s expense ratio and management fees, and the expense ratios, management fees and other expense of a universe of the Fund’s peers.
Prior to the general Board meeting, the Independent Directors and their independent legal counsel met in executive session to review the materials presented, and to discuss the investment management and administrative services provided by the Adviser to the Fund, the income and expenses of the Adviser related to the Fund, changes in the Fund’s asset levels, the Adviser’s investment advisory fees and expense caps, succession planning issues, issues surrounding a change in the distributor, cash investment policies, computer backup policies and procedures, and other related information about the Fund.
In addition to meeting in executive session, the Independent Directors and their independent legal counsel also met with management of the Adviser in their consideration of the Agreement. Throughout the deliberation process, the Independent Directors were advised by their counsel.
As a part of their evaluation process, the Independent Directors considered various factors they determined to be relevant, including the material factors detailed below. None of the factors was a sole determining factor; rather, consideration of all the factors formed the basis for the Independent Directors’ decision. The material factors considered by the Independent Directors included, without limitation, the following:
(i)	The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory and administrative services since the Fund’s inception, its coordination of services and distribution efforts for the Fund over the years, and its provision of officers to the Fund (other than the Fund’s chief compliance officer) without additional compensation. After reviewing the foregoing information, the Board concluded that the quality, extent and nature of the services provided by the Adviser was satisfactory and adequate for the Fund.

(ii)	The investment performance of the Fund and Adviser. In this regard, the Board compared the performance of the Fund with the performance of a benchmark index and comparable funds managed by other advisers. In particular, the Board noted the Fund’s absolute and relative performance during the calendar and fiscal year ended December 31, 2007 and April 30, 2008, respectively, which performance exceeded the performance of the S&P 500 by a significant margin. The Board also considered the consistency of the Adviser’s management of the Fund with the Fund’s investment objective and policies, and long-term performance of the Fund and the Adviser’s separate accounts. The Board highlighted in its discussion that the Fund continued to achieve its results while maintaining a lower statistical risk profile than the market and with price movements that correlated little with those of the S&P 500. Following further discussion, the Board concluded that the investment performance of the Fund and Adviser was satisfactory.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DIRECTOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (continued)
(iii)	The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund. The Board discussed in detail the Fund’s expense cap (the “Expense Cap”) and tentatively concluded, subject to further review, that investment-related expenses, such as dividends paid by the Fund on account of securities sold short, should not be taken into account for purposes of the Expense Cap as they do not constitute ordinary operating expenses. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into the Fund, and the potential for the Adviser to generate “soft dollars” (commission dollars used to purchase research and brokerage services) from Fund trades that may benefit the Adviser’s clients other than the Fund. The Board then compared the fees and expenses of the Fund (including the management fee) to other funds similar to the Fund in terms of the type of fund, the style of investment management (including, in particular, the use of short selling as part of the Fund’s principal investment strategy) and the nature of the investment strategy and markets invested in by the Fund, among other factors. The Board noted that the Adviser’s fees were generally lower than other funds employing long-short strategies. The Board noted also that the Fund’s operating expense ratio was among the lowest for funds with comparable objectives and strategies. The Board also noted that in light of the Fund’s very active and disciplined investment strategy, a higher fee to the Adviser would be more in line with fees charged by other funds with similar strategies and the time and personnel resources spent by the Adviser in the management of the Fund’s portfolio. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund were fair and reasonable.

(At a meeting on June 26, 2008, the Board made a final determination that expenses related to the execution of the Fund’s portfolio transactions and the investment activities of the Fund are properly characterized as investment expenses and not ordinary operating expenses. As a result, the Board concluded that transaction costs such as dividends on securities sold short and interest expenses (in connection with short sales of securities and other permitted Fund borrowings, if any) should be excluded from the Expense Cap calculation. Further, subsequent to its June 2008 meetings, the Board determined that fees and expenses incurred by the Fund in connection with investments by the Fund in shares of other investment companies (“Acquired Funds”) are also properly characterized as investment expenses and not ordinary operating expenses, and should also be excluded from the Expense Cap calculation.)

(iv)	The extent to which economies of scale would be realized as the Fund grows, and whether advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Adviser, the Fund’s fee arrangements with other service providers, and the expense cap. The Board considered the Fund’s fee level break points, and noted that the Fund’s shareholders benefit from economies of scale as the Adviser’s management fees are reduced as asset levels increase. Following further discussion of the Fund’s current asset levels and fee breakpoints, the Board determined that the Fund’s fee arrangements with the Adviser reflect economies of scale for the benefit of Fund shareholders.
Based upon its evaluation of the information, materials and factors described above as well as others (including the Board’ extensive knowledge of the Fund’s operations and the Adviser’s involvement with the Fund), the Directors, including all of the Independent Directors, concluded (i) that the terms (including, without limitation, the fees) of the Agreement were reasonable and fair in light of the nature and quality of services performed by the Adviser; (ii) that they were satisfied with the Adviser’s services, personnel and investment strategy; and (iii) that it was in the best interest of the Fund and its shareholders to renew the Agreement.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)
Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of October 31, 2008 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6542.

Name, (Age) and	Term of	Principal Occupation(s) During	Number of	Other
Position(s)	Office and	Past Five Years	Funds in	Directorships
Held with Fund	Length of		Fund	Held by
	Time		Complex	Director
	Served (1)		Overseen by
Director
DISINTERESTED DIRECTORS

Frederick T. Blumer (49) Chairman	Since 1990	Mr. Blumer is Vice President of HUGHES Telematics, Inc., and was formerly the CEO of X-spand International, Inc.	One	None

David L. Eager (66) Director	Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	Veracity Mutual Fund

James L. Underwood (58)	Since 2006	Mr. Underwood is the President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors LLC.	One	None

INTERESTED DIRECTOR

Michael B. Orkin (49) (2) Director, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly- owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

David R. Bockel (31) Secretary & Ass’t Treasurer	Since 2006	Mr. Bockel is an Assistant Portfolio Manager for Caldwell & Orkin, Inc.	N/A	None

William C. Horne (50) Chief Compliance Officer & Treasurer	Since 2004 Since 2006	Mr. Horne is the Director of Client Services and Chief Compliance Officer of Caldwell & Orkin, Inc.	N/A	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

THIS PAGE INTENTIONALLY LEFT BLANK

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
Semi-Annual Report to Shareholders (unaudited)

BOARD OF DIRECTORS	CUSTODIAN
Frederick T. Blumer, Independent Chairman	JPMorgan Chase Bank, N.A.
Michael B. Orkin, President	1111 Polaris Parkway, Suite 2N
David L. Eager	Columbus, OH 43240
James L. Underwood
INDEPENDENT REGISTERED
INVESTMENT ADVISER	PUBLIC ACCOUNTING FIRM
C&O Funds Advisor, Inc.	Tait, Weller & Baker LLP
5185 Peachtree Parkway	1818 Market Street, Suite 2400
Suite 370	Philadelphia, PA 19103-3638
Norcross, GA 30092-6542
LEGAL COUNSEL
DISTRIBUTOR	Paul, Hastings, Janofsky & Walker LLP
IFS Fund Distributors, Inc.	600 Peachtree Street, N.E.
303 Broadway, Suite 1100	Suite 2400
Cincinnati, OH 45202	Atlanta, GA 30308

TRANSFER, REDEMPTION &	INDEPENDENT DIRECTORS’ COUNSEL
DIVIDEND DISBURSING AGENT	Arnall Golden Gregory LLP
JPMorgan	171 17th Street, NW
303 Broadway, Suite 900	Suite 2100
Cincinnati, OH 45202	Atlanta, GA 30363
The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after October 31, 2008. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.
Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics — A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule — The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Fund Information — For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.CaldwellOrkin.com. For information about a specific Fund account, please call Shareholder Services at (800) 467-7903.
Fund Listings — The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.
Caldwell & Orkin Market Opportunity Fund
5185 Peachtree Parkway, Suite 370
Norcross, GA 30092-6542
E-mail: Info@CaldwellOrkin.com

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Not applicable — included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls And Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.
(a)(3) Not applicable.
(b)(1) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE CALDWELL & ORKIN FUNDS, INC.

By:	/s/ Michael B. Orkin Michael B. Orkin, President
Date: January 7, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin Michael B. Orkin, President
Date: January 7, 2009

By:	/s/ William C. Horne William C. Horne, Treasurer
Date: January 7, 2009